Welcome to First Watch Supplemental Information Q3 2022

2 Forward-Looking Statements In addition to historical information, this presentation may contain a number of “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. Forward-looking statements include, without limitation, information concerning First Watch Restaurant Group, Inc.’s (“First Watch”) possible or assumed future results of operations, new restaurant openings, business strategies, competitive position, industry environment, potential growth opportunities and the effects of regulation. These statements are based on First Watch’s current expectations and beliefs, as well as a number of assumptions concerning future events. When used in this presentation, the words “estimates,” “projected,” “expects,” “anticipates,” “forecasts,” “plans,” “intends,” “believes,” “seeks,” “target,” “may,” “will,” “should,” “future,” “propose,” “preliminary,” “outlook,” “guidance,” “on track” and variations of these words or similar expressions (or the negative versions of such words or expressions) are intended to identify forward-looking statements. Forward-looking statements in this presentation are based on our current expectations and assumptions regarding our business, the economy and other future conditions. Except as may be required by law, First Watch expressly disclaims any obligation to update or revise these forward-looking statements to reflect events or circumstances after the date of the most recent earnings release reflected in this presentation or to reflect the occurrence of unanticipated events. Because forward-looking statements relate to the future, by their nature, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. As a result, our actual results may differ materially from those contemplated by the forward-looking statements. Important factors that could cause actual results to differ materially from those in the forward-looking statements include the following: adverse effects of the COVID-19 pandemic or other infectious diseases; uncertainty regarding ongoing hostility between Russia and Ukraine and the related impact on macroeconomic conditions, including inflation, as a result of such conflict or other related events; our vulnerability to changes in economic conditions and consumer preferences; our inability to successfully open new restaurants or establish new markets; our inability to effectively manage our growth; potential negative impacts on sales at our and our franchisees’ restaurants as a result of our opening new restaurants; a decline in visitors to any of the retail centers, lifestyle centers, or entertainment centers where our restaurants are located; lower than expected same-restaurant sales growth; unsuccessful marketing programs and limited time new offerings; changes in the cost of food; unprofitability or closure of new restaurants or lower than previously experienced performance in existing restaurants; our inability to compete effectively for customers; unsuccessful financial performance of our franchisees; our limited control over our franchisees’ operations; our inability to maintain good relationships with our franchisees; conflicts of interest with our franchisees; the geographic concentration of our system-wide restaurant base in the southeast portion of the United States; damage to our reputation and negative publicity; our inability or failure to recognize, respond to and effectively manage the accelerated impact of social media; our limited number of suppliers and distributors for several of our frequently used ingredients; information technology system failures or breaches of our network security; our failure to comply with federal and state laws and regulations relating to privacy, data protection, advertising and consumer protection, or the expansion of current or the enactment of new laws or regulations relating to privacy, data protection, advertising and consumer protection; our potential liability with our gift cards under the property laws of some states; our failure to enforce and maintain our trademarks and protect our other intellectual property; litigation with respect to intellectual property assets; our dependence on our executive officers and certain other key employees; our inability to identify qualified individuals for our workforce; our failure to obtain or to properly verify the employment eligibility of our employees; our failure to maintain our corporate culture as we grow; unionization activities among our employees; employment and labor law proceedings; labor shortages or increased labor costs or health care costs; risks associated with leasing property subject to long-term and non-cancelable leases; risks related to our sale of alcoholic beverages; costly and complex compliance with federal, state and local laws; changes in accounting principles applicable to us; our vulnerability to natural disasters, unusual weather conditions, pandemic outbreaks, political events, war and terrorism; our inability to secure additional capital to support business growth; our level of indebtedness; failure to comply with covenants under our credit facility; and the interests of our majority stockholder may differ from those of public stockholders. For additional discussion of factors that could impact our operational and financial results, please refer to our Annual Report on Form 10-K for the fiscal year ended December 26, 2021 and our subsequent filings with the Securities and Exchange Commission (the “SEC”), accessible on the SEC’s website at www.sec.gov and the Investors Relations section of the Company’s website at https://investors.firstwatch.com/financial-information/sec-filings. Should one or more of these risks or uncertainties materialize, or should any of our assumptions prove incorrect, our actual financial condition, results of operations, future performance and business may vary in material respects from the performance projected in these forward-looking statements. Non-GAAP Financial Measures (Unaudited) To supplement the consolidated financial statements, which are prepared in accordance with U.S. generally accepted accounting principles (“GAAP”), we use certain non-GAAP financial measures, which present operating results on an adjusted basis. These supplemental measures of performance that are not required by or presented in accordance with GAAP include the following: (i) Adjusted EBITDA, (ii) Adjusted EBITDA margin, (iii) Restaurant level operating profit and (iv) Restaurant level operating profit margin (collectively, the “non-GAAP financial measures”). Our presentation of these non-GAAP financial measures includes isolating the effects of some items that are either nonrecurring in nature or vary from period to period without any correlation to our ongoing core operating performance. Management believes that the use of these non-GAAP financial measures provides additional transparency of our operations, facilitates analysis and comparisons of our ongoing business operations because they exclude items that may not be indicative of our ongoing operating performance, identifies operational trends and allows for greater transparency with respect to key metrics used by us in our financial and operational decision making. Our non-GAAP financial measures may not be comparable to similarly titled measures used by other companies, have important limitations as analytical tools and may not provide a complete understanding of our performance. These non-GAAP financial measures should not be considered as an alternative or substitute to net income (loss), income (loss) from operations, or any other performance measures derived in accordance with GAAP, or as alternatives to cash flow from operating activities as a measure of our liquidity. These non-GAAP financial measures should be reviewed in conjunction with our consolidated financial statements prepared in accordance with GAAP. CAUTIONARY NOTE ON FORWARD-LOOKING STATEMENTS AND NON-GAAP FINANCIAL MEASURES

3 We are First Watch. We’re the leaders of the Daytime Dining category – a segment comprised of chef-driven concepts operating exclusively during daytime hours. That’s right… Our performance and successes are achieved during one 7½- hour shift, from 7 a.m. to 2:30 p.m. We serve made-to-order breakfast, brunch and lunch using fresh ingredients, and our culture is built around a simple, people-focused mission: “You First.” Our elevated offering capitalizes on three long-term consumer trends: the growing morning meal occasion, an increasing demand for fresh, healthy food and the heightened importance of on-demand dining. We serve a broad mix of customers of diverse backgrounds, from millennials to baby boomers. Since 1983, we have delivered sales and unit growth as a result of our broad brand appeal. At the end of the third quarter, we operated 459 system-wide restaurants in 29 states, and we believe we’re just getting started. GOOD MORNING!

Q3 2022 Performance and Commentary

“We are very pleased with our third quarter results, which demonstrate our broad consumer appeal and the consistency and strength of our business model even in this uncertain economic environment.” “We believe our performance is among the best in our industry with the year-over-year increase in system-wide sales of 19.2%, same-restaurant sales growth of 12.0% and same-restaurant traffic growth of 3.7%. Our customers clearly recognize and appreciate the elevated dining experiences, differentiated offering and value proposition First Watch provides. Looking ahead, we continue to see a long runway for profitable growth as we invest in our people and accelerate our restaurant development.” Chris Tomasso, CEO and President, on First Watch’s Q3 Results 6

A TASTE OF Q3

Summer Seasonal Menu | June 6 – Aug. 14



BARBACOA QUESADILLA BENEDICT

Two barbacoa quesadillas prepared quesabirria-style, topped with poached cage-free eggs and covered with our Vera Cruz hollandaise, ranchero sauce and scallions. Served with seasoned black beans topped with housemade pico de gallo.



HACIENDA HASH

Chorizo, red bell pepper and potato hash topped with two cage-free eggs any style, Cheddar and Monterey Jack, spicy ketchup, lime crema drizzle, fresh smashed avocado and scallions.



BLUEBERRY MUFFIN TOP GRIDDLE CAKES

Three house-baked, butter-griddled blueberry and cinnamon streusel muffin tops, topped with warm mixed berry compote, fresh blueberries, strawberries, blackberries, housemade granola and powdered cinnamon sugar.



WATERMELON WAKE-UP

Watermelon, pineapple, lime and mint.

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A TASTE OF Q3

Fall Seasonal Menu | Aug. 22 – Oct. 30



CARAMEL CRUNCH CINNAMON ROLL

A giant cinnamon roll topped with cream cheese icing, brown sugar caramel sauce, Cinnamon Toast Crunch® cereal and cinnamon streusel.



MODERN CROQUE MADAME

Challah bread griddled with melted Cheddar and Monterey Jack, fresh tomato and crispy bacon, then topped with a cage-free sunny-side up egg, Parmesan cream sauce and fresh herbs. Served with lemon-dressed organic mixed greens.



BRISKET CORNED BEEF HASH

Savory hand-pulled corned beef, freshly seasoned potatoes, house-roasted sweet potatoes, onions and red bell pepper topped with two cage-free eggs cooked any style, Parmesan cream sauce and fresh herbs.



PUMPKIN PANCAKE BREAKFAST

Two cage-free eggs cooked any style plus one of our signature spiced Pumpkin Pancakes and a Jones Dairy Farm grilled all-natural savory chicken sausage patty.



POMAGRANATE PEAR PUNCH

Pomegranate, pear, cane sugar and lime.

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Outlook for Fiscal Year 2022: As a result of our continued strong financial results, the Company updated certain elements of its previous guidance for fiscal year 2022: • Same-restaurant sales growth at the top end of the 13.0% to 15.0% range with continued positive traffic • Total revenues growth of 20.0% to 22.0% relative to 2021 • Total of 44 new restaurant openings (30 new company-owned restaurants and 14 new franchise-owned restaurants) • Blended tax rate of 40.0% to 41.0% The Company confirms certain elements of its previous guidance for fiscal year 2022: • Adjusted EBITDA**** in the range of $70.0 million to $72.0 million 9 Q3 2022 HIGHLIGHTS & 2022 OUTLOOK Highlights for Q3 2022 compared to Q3 2021*: • System-wide sales increased 19.2% to $235.2 million in Q3 2022 from $197.4 million in Q3 2021 • Total revenues increased 18.7% to $186.9 million in Q3 2022 from $157.4 million in Q3 2021 • Same-restaurant sales growth of 12.0% (32.7% relative to Q3 2019**) • Same-restaurant traffic growth of 3.7% (7.0% relative to Q3 2019**) • Income from operations margin of 1.4% in Q3 2022 compared to 4.6% in Q3 2021 • Restaurant level operating profit margin*** of 17.3% in Q3 2022 compared to 19.5% in Q3 2021 • Net income of $46.0 thousand in Q3 2022 compared to $0.8 million in Q3 2021 • Adjusted EBITDA*** of $17.0 million in Q3 2022 was flat compared to Q3 2021 • Opened 11 system-wide restaurants (7 company-owned and 4 franchise-owned) across 9 states, resulting in a total of 459 system-wide restaurants (356 company-owned and 103 franchise-owned) across 29 states ___________________________ * Thirteen weeks ended September 26, 2021 (“Q3 2021”) ** Comparison to the thirteen weeks ended September 29, 2019 (“Q3 2019”) is presented for enhanced comparability due to the economic impact of COVID-19 *** See “Non-GAAP Financial Measures” in the appendix **** We have not reconciled guidance for Adjusted EBITDA to the corresponding GAAP financial measure because we do not provide guidance for the various reconciling items. We are unable to provide guidance for these reconciling items because we cannot determine their probable significance, as certain items are outside of our control and cannot be reasonably predicted due to the fact that these items could vary significantly from period to period. Accordingly, a reconciliation to the corresponding GAAP financial measure is not available without unreasonable effort.

Consolidated Statements of Operations and Comprehensive Income (Loss)

The following table summarizes our results of operations and the percentages of items in our Consolidated Statements of Operations and Comprehensive Income (Loss) in relation to Total revenues or, where indicated, Restaurant sales for fiscal years 2019, 2020, 2021 and the first three quarters of 2021 and 2022:

	THIRTEEN WEEKS ENDED				THIRTY-NINE WEEKS ENDED				FISCAL YEAR					
(dollars in thousands)	September 25, 2022		September 26, 2021		September 25, 2022		September 26, 2021		2021		2020		2019	
Revenues														
Restaurant sales	$183,978	98.5%	$155,082	98.5%	$536,329	98.5%	$432,136	98.5%	$592,343	98.5%	$337,433	98.6%	$429,309	98.4%
Franchise revenues	2,874	1.5%	2,359	1.5%	8,088	1.5%	6,437	1.5%	8,850	1.5%	4,955	1.4%	7,064	1.6%
Total revenues	186,852	100.0%	157,441	100.0%	544,417	100.0%	438,573	100.0%	601,193	100.0%	342,388	100.0%	436,373	100.0%
Operating costs and expenses														
Restaurant operating expenses [(1)] (exclusive of depreciation and amortization shown below):														
Food and beverage costs	44,578	24.2%	35,871	23.1%	129,200	24.1%	96,383	22.3%	134,201	22.7%	76,975	22.8%	100,689	23.5%
Labor and other related expenses	61,262	33.3%	50,587	32.6%	175,091	32.6%	136,586	31.6%	189,167	31.9%	120,380	35.7%	148,537	34.6%
Other restaurant operating expenses	29,685	16.1%	23,905	15.4%	85,761	16.0%	69,348	16.0%	94,847	16.0%	61,821	18.3%	55,573	12.9%
Occupancy expenses	15,091	8.2%	13,969	9.0%	44,318	8.3%	41,035	9.5%	55,433	9.4%	49,450	14.7%	44,165	10.3%
Pre-opening expenses	1,490	0.8%	510	0.3%	3,569	0.7%	2,573	0.6%	3,310	0.6%	3,880	1.1%	5,815	1.4%
General and administrative expenses	21,689	11.6%	17,019	10.8%	63,194	11.6%	44,360	10.1%	70,388	11.7%	46,322	13.5%	55,818	12.8%
Depreciation and amortization	8,679	4.6%	8,203	5.2%	25,302	4.6%	23,965	5.5%	32,379	5.4%	30,725	9.0%	28,027	6.4%
Impairments and loss on disposal of assets	338	0.2%	98	0.1%	572	0.1%	261	0.1%	381	0.1%	315	0.1%	33,596	7.7%
Transaction expenses (income), net	1,419	0.8%	126	0.1%	1,976	0.4%	752	0.2%	(1,156)	(0.2%)	(258)	(0.1%)	1,709	0.4%
Total operating costs and expenses	184,231	98.6%	150,288	95.5%	528,983	97.2%	415,263	94.7%	578,950	96.3%	389,610	113.8%	473,929	108.6%
Income (Loss) from operations [(1)]	2,621	1.4%	7,153	4.6%	15,434	2.9%	23,310	5.4%	22,243	3.7%	(47,222)	(13.8%)	(37,556)	(8.6%)
Interest expense	(1,362)	(0.7)%	(6,051)	(3.8)%	(3,494)	(0.6)%	(18,656)	(4.3)%	(20,099)	(3.3%)	(22,815)	(6.7%)	(20,080)	(4.6%)
Other income (expense), net	116	0.1%	215	0.1%	395	0.1%	536	0.1%	(1,774)	(0.3%)	483	0.1%	(255)	(0.1%)
Income (Loss) before income taxes	1,375	0.7%	1,317	0.8%	12,335	2.3%	5,190	1.2%	370	0.1%	(69,554)	(20.3%)	(57,891)	(13.3%)
Income tax (expense) benefit	(1,329)	(0.7)%	(534)	(0.3)%	(4,942)	(0.9)%	(2,644)	(0.6)%	(2,477)	(0.4%)	19,873	5.8%	12,419	2.8%
Net income (loss) and total comprehensive income (loss)	$46	-	$783	0.5%	$7,393	1.4%	$2,546	0.6%	($2,107)	(0.4%)	($49,681)	(14.5%)	($45,472)	(10.4%)

(1) Percentages are calculated as a percentage of restaurant sales.

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Selected Operating Data

	THIRTEEN WEEKS ENDED		THIRTY-NINE WEEKS ENDED		FISCAL YEAR		
	September 25, 2022	September 26, 2021	September 25, 2022	September 26, 2021	2021	2020	2019
System-wide sales (in thousands)	$235,231	$197,409	$680,588	$548,005	$750,674	$426,303	$558,397
System-wide restaurants	459	428	459	428	435	409	368
Company-owned	356	337	356	337	341	321	299
Franchise-owned	103	91	103	91	94	88	69
Same-restaurant sales growth	12.0%	46.2%	17.0%	75.0%	63.0%	(29.0%)	5.6%
Same-restaurant traffic growth	3.7%	40.1%	10.6%	61.6%	52.6%	(33.9%)	1.6%
Average Unit Volume (in thousands) (1)					$1,786	$1,119	$1,594
Income (Loss) from operations (in thousands)	$2,621	$7,153	$15,434	$23,310	$22,243	($47,222)	($37,556)
Income (Loss) from operations margin	1.4%	4.6%	2.9%	5.4%	3.8%	(14.0%)	(8.7%)
Restaurant level operating profit (in thousands) (2)	$31,872	$30,240	$98,390	$86,230	$115,404	$28,236	$74,530
Restaurant level operating profit margin (2)	17.3%	19.5%	18.3%	20.0%	19.5%	8.4%	17.4%
Net income (loss) (in thousands)	$46	$783	$7,393	$2,546	($2,107)	($49,681)	($45,472)
Net income (loss) margin	-	0.5%	1.4%	0.6%	(0.4%)	(14.5%)	(10.4%)
Adjusted EBITDA (in thousands) (3)	$17,023	$16,952	$54,176	$52,134	$66,301	($5,744)	$38,099
Adjusted EBITDA margin (3)	9.1%	10.8%	10.0%	11.9%	11.0%	(1.7%)	8.7%

(1) Average unit volume presented for comparable restaurant base on an annual basis only.
(2) Reconciliations from Income (Loss) from operations and Income (Loss) from operations margin, the most comparable GAAP measures to Restaurant level operating profit and Restaurant level operating profit margin, are set forth in the schedules within the "Non-GAAP Financial Measures" section.
(3) Reconciliations from Net income (loss) and Net income (loss) margin, the most comparable GAAP measures to Adjusted EBITDA and Adjusted EBITDA margin, are set forth in the schedules within the "Non-GAAP Financial Measures" section.

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APPENDIX

HISTORICAL DATA

Same-Restaurant Sales & Traffic Growth

	2019					2020					2021					2022			
	Q1	Q2	Q3	Q4	FY	Q1	Q2	Q3	Q4	FY	Q1	Q2	Q3	Q4	FY	Q1	Q2	Q3	YTD
Same-Restaurant Sales Growth	6.3%	6.2%	5.1%	4.6%	5.6%	(10.7%)	(75.9%)	(17.2%)	(11.3%)	(29.0%)	14.1%	403.5%	46.2%	36.7%	63.0%	27.2%	13.4%	12.0%	17.0%
Same-Restaurant Traffic Growth	3.0%	2.4%	0.6%	0.2%	1.6%	(14.2%)	(77.2%)	(24.3%)	(19.1%)	(33.9%)	2.2%	360.9%	40.1%	31.9%	52.6%	21.9%	8.1%	3.7%	10.6%
Comparable Restaurant Base	168	168	168	168	168	212	212	212	212	212	270	270	270	269	269	305	304	303	303

Same-Restaurant Sales & Traffic Growth vs. 2019*

	2021 vs. 2019					2022 vs. 2019			
	Q1	Q2	Q3	Q4	FY	Q1	Q2	Q3	YTD
Same-Restaurant Sales Growth	0.5%	16.3%	19.7%	20.6%	14.3%	26.1%	30.2%	32.7%	29.6%
Same-Restaurant Traffic Growth	(13.6%)	1.0%	4.8%	6.1%	(0.5%)	3.4%	7.4%	7.0%	6.0%
Comparable Restaurant Base	211	211	211	210	210	209	208	208	208

* Comparison to 2019 is presented for enhanced comparability due to the economic impact of COVID-19.

Pre-opening Expenses**

	2019					2020					2021					2022			
(in thousands)	Q1	Q2	Q3	Q4	FY	Q1	Q2	Q3	Q4	FY	Q1	Q2	Q3	Q4	FY	Q1	Q2	Q3	YTD
Other restaurant operating expenses	$1,143	$1,037	$ 938	$ 711	$3,829	$ 976	$ 37	$ 686	$256	$1,955	$ 724	$649	$280	$402	$2,055	$648	$ 563	$ 813	$2,024
Occupancy expenses	550	415	441	580	1,986	522	541	422	440	1,925	440	250	230	335	1,255	337	531	677	1,545
Total Pre-opening expenses	$1,693	$1,452	$1,379	$1,291	$5,815	$1,498	$578	$1,108	$696	$3,880	$1,164	$899	$510	$737	$3,310	$985	$1,094	$1,490	$3,569

** Pre-opening expenses are presented in one line item on the Consolidated Statements of Operations and Comprehensive Income (Loss)

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NON-GAAP FINANCIAL MEASURES

Adjusted EBITDA and Adjusted EBITDA margin

Management uses Adjusted EBITDA and Adjusted EBITDA margin (i) as factors in evaluating management's performance when determining incentive compensation, (ii) to evaluate the Company's operating results and the effectiveness of our business strategies, (iii) internally as benchmarks to compare the Company's performance to that of its competitors and (iv) to provide investors with additional transparency of the Company's operations. The use of Adjusted EBITDA and Adjusted EBITDA margin as performance measures permit a comparative assessment of the Company's operating performance relative to the Company's performance based on the Company's GAAP results, while isolating the effects of some items that are either nonrecurring in nature or vary from period to period without any correlation to the Company's ongoing core operating performance.

The following tables reconcile Net income (loss) and Net income (loss) margin, the most directly comparable GAAP measures, to Adjusted EBITDA and Adjusted EBITDA margin, respectively, for the periods indicated.

	THIRTEEN WEEKS ENDED		THIRTY-NINE WEEKS ENDED		FISCAL YEAR		
(dollars in thousands)	Sept. 25, 2022	Sept. 26, 2021	Sept. 25, 2022	Sept. 26, 2021	2021	2020	2019
Net income (loss)	$46	$783	$7,393	$2,546	($2,107)	($49,681)	($45,472)
Depreciation and amortization	8,679	8,203	25,302	23,965	32,379	30,725	28,027
Interest expense	1,362	6,051	3,494	18,656	20,099	22,815	20,080
Income taxes	1,329	534	4,942	2,644	2,477	(19,873)	(12,419)
EBITDA	11,416	15,571	41,131	47,811	52,848	(16,014)	(9,784)
IPO-readiness and strategic transition costs (1)	780	576	1,951	1,755	2,402	4,247	10,012
Stock-based compensation (2)	2,719	430	7,821	746	8,596	750	1,160
Loss on extinguishment of debt	-	-	-	-	2,403	-	-
Transaction expenses (income), net (3)	1,419	126	1,976	752	(1,156)	(258)	1,709
Impairments and loss on disposal of assets (4)	338	98	572	261	381	315	33,596
Recruiting and relocation costs (5)	351	151	570	333	351	228	1,081
Severance costs	-	-	155	265	265	239	325
COVID-19 - related charges (6)	-	-	-	211	211	4,749	-
Adjusted EBITDA	$17,023	$16,952	$54,176	$52,134	$66,301	($5,744)	$38,099
Total revenues	$186,852	$157,441	$544,417	$438,573	$601,193	$342,388	$436,373
Net income (loss) margin	-	0.5%	1.4%	0.6%	(0.4%)	(14.5%)	(10.4%)
Adjusted EBITDA Margin	9.1%	10.8%	10.0%	11.9%	11.0%	(1.7%)	8.7%
Additional information							
Deferred rent expense (income) (7)	$680	($156)	$1,911	($1,963)	($2,011)	$10,087	$4,272

(1) Represents costs related to the assessment and redesign of our systems and processes. In 2021, the costs also include information technology support and external professional service costs incurred in connection with IPO-readiness efforts.
(2) Represents non-cash, stock-based compensation expense.
(3) Represents (i) revaluations of contingent consideration payable to previous stockholders for tax savings generated through the use of federal and state loss carryforwards and general business credits that had been accumulated from operations prior to August 2017, (ii) gains or losses associated with lease or contract terminations, (iii) costs incurred in connection with the acquisition of franchise-owned restaurants, (iv) costs incurred in connection with the conversion of certain restaurants to company-owned restaurants operating under the First Watch trade name, (v) costs related to restaurant closures and (vi) costs related to secondary offerings of the Company's common stock.
(4) Represents costs related to the disposal of assets due to retirements, replacements or certain restaurant closures. There were no impairments recognized during the periods presented.
(5) Represents costs incurred for hiring qualified individuals as we assessed the redesign of our systems and processes.
(6) Represents costs incurred in connection with the economic impact of the COVID-19 pandemic.
(7) Represents the non-cash portion of straight-line rent expense recorded within both Occupancy expenses and General and administrative expenses on the Consolidated Statements of Operations and Comprehensive Income (Loss).

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NON-GAAP FINANCIAL MEASURES

Restaurant level operating profit and Restaurant level operating profit margin

Restaurant level operating profit and Restaurant level operating profit margin are not indicative of our overall results, and because they exclude corporate-level expenses, do not accrue directly to the benefit of our stockholders. We will continue to incur such expenses in the future. Restaurant level operating profit and Restaurant level operating profit margin are important measures we use to evaluate the performance and profitability of each operating restaurant, individually and in the aggregate and to make decisions regarding future spending and other operational decisions. We believe that Restaurant level operating profit and Restaurant level operating profit margin provide useful information about our operating results, identify operational trends and allow for transparency with respect to key metrics used by us in our financial and operational decision-making.

The following tables reconcile Income (Loss) from operations and Income (Loss) from operations margin, the most directly comparable GAAP financial measures, to Restaurant level operating profit and Restaurant level operating profit margin, respectively, for the periods indicated.

	THIRTEEN WEEKS ENDED		THIRTY-NINE WEEKS ENDED		FISCAL YEAR		
(dollars in thousands)	Sept. 25, 2022	Sept. 26, 2021	Sept. 25, 2022	Sept. 26, 2021	2021	2020	2019
Income (Loss) from operations	$2,621	$7,153	$15,434	$23,310	$22,243	($47,222)	($37,556)
Less: Franchise revenues	(2,874)	(2,359)	(8,088)	(6,437)	(8,850)	(4,955)	(7,064)
Add:							
General and administrative expenses	21,689	17,019	63,194	44,360	70,388	46,322	55,818
Depreciation and amortization	8,679	8,203	25,302	23,965	32,379	30,725	28,027
Transaction expenses (income), net [1]	1,419	126	1,976	752	(1,156)	(258)	1,709
Impairments and loss on disposal of assets [2]	338	98	572	261	381	315	33,596
COVID-19 related charges [3]	-	-	-	19	19	3,309	-
Restaurant level operating profit	$31,872	$30,240	$98,390	$86,230	$115,404	$28,236	$74,530
Restaurant sales	$183,978	$155,082	$536,329	$432,136	$592,343	$337,433	$429,309
Income (Loss) from operations margin	1.4%	4.6%	2.9%	5.4%	3.8%	(14.0%)	(8.7%)
Restaurant level operating profit margin	17.3%	19.5%	18.3%	20.0%	19.5%	8.4%	17.4%
Additional information							
Deferred rent expense (income) [4]	$631	($244)	$1,762	($1,978)	($2,075)	$10,029	$4,256

(1) Represents (i) revaluations of contingent consideration payable to previous stockholders for tax savings generated through the use of federal and state loss carryforwards and general business credits that had been accumulated from operations prior to August 2017, (ii) gains or losses associated with lease or contract terminations, (iii) costs incurred in connection with the acquisition of franchise-owned restaurants, (iv) costs incurred in connection with the conversion of certain restaurants to company-owned restaurants operating under the First Watch trade name, (v) costs related to restaurant closures and (vi) costs related to secondary offerings of the Company's common stock.

(2) Represents costs related to the disposal of assets due to retirements, replacements or certain restaurant closures. There were no impairments recognized during the periods presented.

(3) Represents costs incurred in connection with the economic impact of the COVID-19 pandemic.

(4) Represents the non-cash portion of straight-line rent expense recorded within Occupancy expenses on the Consolidated Statements of Operations and Comprehensive Income (Loss).

FIRST WATCH
15

16 The following definitions apply to these terms as used in this presentation: Adjusted EBITDA: a non-GAAP financial measure, is defined as net income (loss) before depreciation and amortization, interest expense, income taxes and items that the Company does not consider in the evaluation of its ongoing core operating performance. Adjusted EBITDA margin: a non-GAAP financial measure, is defined as Adjusted EBITDA as a percentage of total revenues. Average Unit Volume: the total restaurant sales (excluding gift card breakage) recognized in the comparable restaurant base, which is defined as the number of company-owned First Watch branded restaurants open for 18 months or longer as of the beginning of the fiscal year (“Comparable Restaurant Base”), divided by the number of restaurants in the Comparable Restaurant Base during the period. This measurement allows management to assess changes in consumer spending patterns at our restaurants and the overall performance of our restaurant base. Restaurant level operating profit: a non-GAAP financial measure, is defined as restaurant sales, less restaurant operating expenses, which include food and beverage costs, labor and other related expenses, other restaurant operating expenses, pre-opening expenses and occupancy expenses. Restaurant level operating profit excludes corporate-level expenses and items that are not considered in the Company’s evaluation of its ongoing core operating performance. Restaurant level operating profit margin: a non-GAAP financial measure, is defined as Restaurant level operating profit as a percentage of restaurant sales. Same-restaurant sales growth: the percentage change in year-over-year restaurant sales (excluding gift card breakage) for the Comparable Restaurant Base. Same-restaurant traffic growth: the percentage change in traffic counts as compared to the same period in the prior year using the Comparable Restaurant Base. System-wide restaurants: the total number of restaurants, including all company-owned and franchise-owned restaurants. System-wide sales: consists of restaurant sales from our company-owned restaurants and franchise-owned restaurants. We do not recognize the restaurant sales from our franchise-owned restaurants as revenue. DEFINITIONS

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